UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 11, 2026

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1200 Brickell Avenue, Suite 1950 #1183

Miami, Florida 33131

(Address of Principal Executive Offices)

(786) 432-9792

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of a Matter to a Vote of Security Holders.

On September 11, 2026, MIRA Pharmaceuticals, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of the Annual Meeting was July 21, 2026 (the “Record Date”). As of the Record Date, there were 42,022,087 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company outstanding. Each share of Common Stock represents one vote that could be voted on each matter that came before the Annual Meeting.

At the Annual Meeting, 26,499,076 shares of Common Stock were present or represented by proxy, constituting a quorum for the Annual Meeting. The 26,499,076 votes represented equaled approximately 63.06% of the outstanding shares entitled to vote.

At the Annual Meeting, three proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 28, 2026. Each proposal was approved by the Company’s stockholders.

The final voting results were as follows:

Proposal 1

The Company’s stockholders elected Erez Aminov, Matthew Whalen, Matthew Del Giudice, M.D., Denil Nanji Shekhat M.D., and Edward MacPherson, as directors of the Company to serve until the next Annual Meeting of Stockholders, or until their respective successors have been duly elected and qualified, based upon the voting results set forth below.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Erez Aminov	20,559,502	226,540	5,713,034
Matthew Pratt Whalen	20,560,180	225,862	5,713,034
Matthew Del Giudice, M.D.	20,558,412	227,630	5,713,034
Denil Nanji Shekhat, M.D.	20,138,206	647,83	5,713,034
Edward MacPherson	20,435,527	350,515	5,713,034

Proposal 2

The Company’s stockholders approved the ratification of the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, based upon the voting results set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
25,950,852	158,064	390,160	-

Proposal 3

The Company’s stockholders approved a proposal to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and 2.

Votes For	Votes Against	Votes Abstained	Broker Non-votes
24,897,741	1,205,307	396,028	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACEUTICALS, INC.

Dated: September 16, 2026	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer